New Hampshire Thrift Bancshares, Inc. Announces Earnings for Second Quarter

NEWPORT, NH -- (Marketwire - July 15, 2011) - New Hampshire Thrift Bancshares, Inc. (the Company) (NASDAQ: NHTB), the holding company for Lake Sunapee Bank, fsb (the Bank), today reported consolidated net income for the six months ended June 30, 2011 of $4,025,140, or $0.65 per common share (assuming dilution), compared to $3,723,971, or $0.60 per common share (assuming dilution), for same period in 2010, an increase of $301,169, or 8.09%. For the three months ended June 30, 2011, NHTB reported consolidated net income of $2,000,156, or $0.32 per common share (assuming dilution), compared to $2,002,473, or $0.32 per common share (assuming dilution), for the three months ended June 30, 2010.

Financial Highlights

-- Total assets increased $35,946,151, or 3.61%, to $1,031,000,035 at
   June 30, 2011 from $995,053,884 at December 31, 2010.

-- Net loans increased $34,914,814, or 5.17%, to $710,428,601 at
   June 30, 2011 from $675,513,787 at December 31, 2010.

-- The Bank originated $84,221,539 in loans during the six months ended
   June 30, 2011, compared to $90,640,860 for the same period in 2010.

-- The Bank's loan servicing portfolio was $365,847,721 at June 30, 2011 compared to $370,331,523 at December 31, 2010.

-- Total deposits increased $3,838,769, or 0.49%, to $782,057,886 at
   June 30, 2011 from $778,219,117 at December 31, 2010.

-- Net interest and dividend income for the six months ended June 30, 2011 was $14,344,875 compared to $15,183,282 for the same period in 2010.
   Net interest and dividend income for the three months ended
   June 30, 2011 was $7,142,425 compared to $7,605,457 for the same period in 2010. Tax-equivalent net interest income and dividend income for the three months ended June 30, 2011 was $7,504,024 compared to $7,729,990 for the same period in 2010.

-- The Company earned $4,025,140, or $0.65 per common share, assuming dilution, for the six months ended June 30, 2011, compared to
   $3,723,971, or $0.60 per common share, assuming dilution, for the six months ended June 30, 2010. Net income available to common stockholders was $3,767,051 for the six months ended June 30, 2011, compared to
   $3,588,716 for the same period in 2010.

-- The Company's returns on average assets and average equity for the six months ended June 30, 2011 were 0.79% and 8.72%, respectively, compared to 0.76% and 8.38%, respectively, for the same period in 2010.

Earnings Summary

Net income of $4,025,140 for the six months ended June 30, 2011 includes a decrease of $838,407 in net interest and dividend income. Since the six months ended June 30, 2010, the Company has increased its holdings in tax-exempt investments and loans resulting in lower realized yields for the six months ended June 30, 2011, which are offset in the Company's effective tax rate. Tax-equivalent net interest income and dividend income for the six months ended June 30, 2011 was $15,068,360 compared to $15,411,184 for the same period in 2010. The provision for loan losses decreased $1,135,000 to $410,000 for the six months ended June 30, 2011 compared to $1,545,000 for the same period in 2010. Noninterest income increased $768,476, or 17.76%, to $5,095,131 for the six months ended June 30, 2011 compared to $4,326,655 for the same period in 2010. The improved noninterest income figure reflects an increase of (i) $871,060, or 198.68%, in net gain on sales and calls of securities and (ii) $210,762, or 169.19%, in income from equity interest in Charter Holding Corp., partially offset by a decrease of (i) $159,570, or 6.08%, in customer service fees and (ii) $149,334, or 25.78%, in net gain on sales of loans. Noninterest expense increased $788,747, or 6.31%, to $13,289,117 for the six months ended June 30, 2011 compared to $12,500,369 for the same period in 2010. This increase includes an increase of (i) $589,462 in salaries and benefits which represents increases of 6.49% in salaries and 3.39% in employee benefits, (ii) an increase of $43,107, or 20.05%, in advertising and promotion, (iii) an increase of $112,375, or 21.42%, in depositors' insurance, (iv) a net increase of $80,653, or 8.12%, in outside and professional services, offset in part by a decrease of $56,275, or 2.54%, in other expenses.

Balance Sheet Summary

Total assets were $1,031,000,035 at June 30, 2011, compared to $995,053,884 at December 31, 2010, an increase of $35,946,151, or 3.61%. Securities available-for-sale decreased $5,817,377, or 2.97%, to $190,167,138 at June 30, 2011 from $195,984,515 at December 31, 2010. Net unrealized gains on securities available-for-sale were $1,688,580 at June 30, 2011, compared to net unrealized losses of $317,372 at December 31, 2010. During the six months ended June 30, 2011, the Company sold securities with a total book value of $57,082,372 for a net gain on sales of $1,309,491. During the same period, the Company purchased $23,409,920 of other bonds and debentures and $39,850,317 of mortgage-backed securities.

Net loans held in portfolio increased $34,914,814, or 5.17%, to $710,428,601 at June 30, 2011, from $675,513,787 at December 31, 2010. The allowance for loan losses increased $229,247 to $10,093,151 at June 30, 2011, from $9,863,904 at December 31, 2010. The change in the allowance for loan losses is the net of the effect of provisions of $410,000, charge-offs of $373,855, and recoveries of $193,102. As a percentage of total loans, non-performing loans decreased from 1.45% at December 31, 2010 to 1.32% at June 30, 2011. Total loan production for the six months ended June 30, 2011 was $84,221,539 compared to $90,640,860 for the same period in 2010.

Total deposits increased $3,838,769, or 0.49%, to $782,057,886 at June 30, 2011 from $778,219,117 at December 31, 2010. Advances from the Federal Home Loan Bank increased $35,004,064, or 46.08%, from $75,959,361 at December 31, 2010 to $110,963,425 at June 30, 2011.

Stockholders' equity of $95,931,534 resulted in a book value of $14.88 per common share at June 30, 2011 based on 5,773,772 shares of common stock outstanding as of that date, an increase of $0.62, or 4.35%, per common share, compared to $14.26 at December 31, 2010. As previously announced, a regular quarterly dividend of $0.13 per share is payable on July 29, 2011 to stockholders of record of July 22, 2011. The Bank remains well-capitalized with a Tier I (Core) Capital ratio of 8.46% at June 30, 2011.

About New Hampshire Thrift Bancshares, Inc.

New Hampshire Thrift Bancshares, Inc. is the parent company of Lake Sunapee Bank, fsb, a federally-chartered stock savings bank providing a wide range of banking and financial services through twenty-eight offices strategically located within the greater Dartmouth-Lake Sunapee-Kearsarge and Monadnock regions of west-central New Hampshire and central Vermont. New Hampshire Thrift Bancshares, Inc. has total assets of approximately $1.0 billion.

Forward-looking Statements

Statements included in this press release that are not historical or current fact are "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. New Hampshire Thrift Bancshares, Inc. disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events or circumstances.

                  New Hampshire Thrift Bancshares, Inc.
                      Selected Financial Highlights

                             For the three months     For the six months
                                ended June 30,          ended June 30,
                               2011        2010        2011        2010
                            ----------  ----------  ----------  ----------
Net Income                  $2,000,156  $2,002,473  $4,025,140  $3,723,971

Per Share Data:
   Basic Earnings           $     0.32  $     0.32  $     0.65  $     0.60
   Diluted Earnings  (1)          0.32        0.32        0.65        0.60
   Dividends Paid                 0.13        0.13        0.26        0.26
   Dividend Payout Ratio         40.63%      40.63%      40.00%      43.33%

                                              June 30,       December 31,
                                    As of      2011             2010
                                          ---------------  ---------------
Total Assets                              $ 1,031,000,035  $   995,053,884
Total Securities (2)                          197,781,738      203,599,115
Loans, Net                                    710,428,601      675,513,787
Total Deposits                                782,057,886      778,219,117
Federal Home Loan Bank Advances               110,963,425       75,959,361
Stockholders' Equity                           95,931,534       92,391,419
Book Value per Common Share               $         14.88  $         14.26
Common Shares Outstanding                       5,773,772        5,773,772

Tier I (Core) Capital                                8.46%            8.28%

Return on Average Assets                             0.79%            0.79%
Return on Average Equity                             8.72%            8.71%

Number of Branch Locations                             28               28

(1) Diluted earnings per share are calculated using the weighted-average number of shares outstanding for the period, including common stock equivalents.
(2) Includes available-for-sale securities shown at fair value, held-to-maturity securities at cost and Federal Home Loan Bank stock at cost.

                  New Hampshire Thrift Bancshares, Inc.
                        Consolidated Balance Sheets

                                              June 30,        December 31,
                                                2011            2010
                                          ---------------  ---------------
ASSETS                                      (unaudited)
  Cash and due from banks                 $    21,073,491  $    21,512,894
  Federal Reserve overnight deposit            21,000,000       11,700,000
                                          ---------------  ---------------
       Total cash and cash equivalents         42,073,491       33,212,894
  Securities available-for-sale               190,167,138      195,984,515
  Federal Home Loan Bank stock                  7,614,600        7,614,600
  Loans held-for-sale                           1,236,000        5,887,141
  Loans receivable, net                       710,428,601      675,513,787
  Accrued interest receivable                   3,307,681        2,986,348
  Bank premises and equipment, net             16,461,292       16,671,896
  Investments in real estate                    3,500,895        3,550,427
  Other real estate owned                         191,948           75,000
  Goodwill and other intangible assets         28,626,670       28,843,609
  Investment in partially owned Charter
   Holding Corp., at equity                     5,242,407        4,898,869
  Bank-owned life insurance                    13,075,844       10,358,288
  Other assets                                  9,073,468        9,456,510
                                          ---------------  ---------------
    Total assets                          $ 1,031,000,035  $   995,053,884
                                          ===============  ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
  Deposits:
     Noninterest-bearing                  $    61,056,240  $    53,265,124
     Interest-bearing                         721,001,646      724,953,993
                                          ---------------  ---------------
     Total deposits                           782,057,886      778,219,117
  Federal Home Loan Bank advances             110,963,425       75,959,361
  Securities sold under agreements to
   repurchase                                  11,644,999       16,165,074
  Subordinated debentures                      20,620,000       20,620,000
  Accrued expenses and other liabilities        9,782,191       11,698,913
                                          ---------------  ---------------
     Total liabilities                        935,068,501      902,662,465
                                          ---------------  ---------------

STOCKHOLDERS' EQUITY
  Preferred stock, $.01 par value per
   share: 2,500,000 shares authorized,
   10,000 shares issued and outstanding
   at June 30, 2011 and  December 31,
   2010                                               100              100
  Common stock, $.01 par value, per
   share: 10,000,000 shares authorized,
   6,234,051 shares issued and 5,773,772
   shares outstanding as of June 30, 2011
   and December 31, 2010                           62,341           62,341
  Warrants                                         85,020           85,020
  Paid-in capital                              55,928,753       55,920,664
  Retained earnings                            48,266,603       46,000,732
  Accumulated other comprehensive loss         (1,260,560)      (2,526,715)
  Treasury stock, at cost, 460,279 shares
   as of June 30, 2011 and December 31,
   2010                                        (7,150,723)      (7,150,723)
                                          ---------------  ---------------
     Total stockholders' equity                95,931,534       92,391,419
                                          ---------------  ---------------
     Total liabilities and stockholders'
      equity                              $ 1,031,000,035  $   995,053,884
                                          ===============  ===============

                  New Hampshire Thrift Bancshares, Inc.
                    Consolidated Statements of Income
                              (Unaudited)

                            Three Months Ended      Six Months Ended June
                                 June 30,                   30,
                             2011        2010         2011         2010
                          ----------  ----------  -----------  -----------
Interest and dividend
 Income

Interest and fees on
 loans                    $7,884,371  $8,085,205  $15,849,488  $16,177,289
  Interest on debt
   investments:
     Taxable               1,224,575   1,870,794    2,457,893    3,795,937
  Dividends                    9,869       4,047       19,689        8,931
  Other                      219,337      11,751      454,037       16,759
                          ----------  ----------  -----------  -----------
Total interest and
 dividend income           9,338,152   9,971,797   18,781,107   19,998,916
                          ----------  ----------  -----------  -----------

Interest expense
  Interest on deposits     1,442,261   1,606,112    2,945,194    3,315,852
  Interest on advances and
   other borrowed money      753,466     760,228    1,491,038    1,499,782
                          ----------  ----------  -----------  -----------
Total interest expense     2,195,727   2,366,340    4,436,232    4,815,634
                          ----------  ----------  -----------  -----------

Net interest and dividend
 income                    7,142,425   7,605,457   14,344,875   15,183,282

Provision for loan losses    167,500     531,000      410,000    1,545,000
                          ----------  ----------  -----------  -----------

Net interest and
 dividend income
 after provision for loan
 losses                    6,974,925   7,074,457   13,934,875   13,638,282
                          ----------  ----------  -----------  -----------

Noninterest income
  Customer service fees    1,287,873   1,329,375    2,465,100    2,624,670
  Net gain on sales of
   loans                     110,000     260,203      429,925      579,259
  Gain on sales of
   securities, net           869,244     221,663    1,309,491      438,431
  Gain on sales of other
   real estate and property
  owned, net                   5,526         420        9,363       39,355
  Rental income              169,164     167,752      340,840      339,729
  Income from equity
   interest in Charter
   Holding Corp.             179,332      69,420      335,334      124,572
  Brokerage service income       547         567        1,127        1,179
  Bank owned life
   insurance income          109,059      90,800      203,951      179,460
                          ----------  ----------  -----------  -----------
Total noninterest income   2,730,745   2,140,200    5,095,131    4,326,655
                          ----------  ----------  -----------  -----------

Noninterest expenses
  Salaries and employee
   benefits                3,552,249   3,172,791    6,834,047    6,244,585
  Occupancy expenses         931,414     938,125    1,969,099    1,943,235
  Advertising and
   promotion                 146,732      99,931      258,059      214,952
  Depositors' insurance      320,773     254,574      636,938      524,563
  Outside services           261,493     278,486      496,563      534,828
  Professional services      266,111     272,434      577,575      458,657
  ATM processing fees        130,020     129,345      256,449      254,508
  Supplies                    81,498      98,887      165,427      192,316
  Mortgage servicing
   income, net of
   amortization of
   mortgage servicing
   rights                    (54,217)    (51,884)     (61,314)     (79,824)
  Other expenses           1,217,700   1,205,439    2,156,274    2,212,549
                          ----------  ----------  -----------  -----------
Total noninterest
 expenses                  6,853,773   6,398,128   13,289,117   12,500,369
                          ----------  ----------  -----------  -----------

Income before provision
 for income taxes          2,851,897   2,816,529    5,740,889    5,464,568

Provision for income
 taxes                       851,741     814,056    1,715,749    1,740,597
                          ----------  ----------  -----------  -----------

Net income                $2,000,156  $2,002,473  $ 4,025,140  $ 3,723,971
                          ----------  ----------  -----------  -----------
Net income available to
 common stockholders      $1,871,111  $1,873,771  $ 3,767,051  $ 3,467,936
                          ----------  ----------  -----------  -----------

For additional information contact:
Laura Jacobi
Senior Vice President
Chief Financial Officer
603-863-0886